                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            Bio-Logic Systems Corp.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                                 Bio-logic(R)

                                 Systems Corp.

                              One Bio-logic Plaza
                           Mundelein, Illinois 60060

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD AUGUST 17, 2000

                               ----------------

To our Stockholders:

   Notice is hereby given that the Annual Meeting of Stockholders of BIO-LOGIC SYSTEMS CORP. will be held at the Company's headquarters, One Bio-logic Plaza, Mundelein, Illinois 60060 on August 17, 2000, at 4:00 P.M. Central Daylight Time, for the following purposes:

  1. To elect three Class II directors to hold office for a term of three years and until their successors are elected and qualified; and

  2. To consider and vote to approve and ratify an amendment to the Company's 1994 Stock Option Plan increasing the number of shares authorized for issuance thereunder from 850,000 to 1,600,000; and

  3. To consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

   The close of business on June 26, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

   All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly in the accompanying envelope, which requires no postage if mailed in the United States.

                                          By Order of the Board of Directors

                                          /s/ Gabriel Raviv
                                          Gabriel Raviv, Ph.D.,
                                          Chairman and Chief Executive Officer

Mundelein, Illinois
June 29, 2000

                                PROXY STATEMENT

                               ----------------

                               ANNUAL MEETING OF
                                 STOCKHOLDERS

                               ----------------

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Bio-logic Systems Corp. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders to be held at the Company's headquarters, One Bio-logic Plaza, Mundelein, Illinois 60060 on August 17, 2000, at 4:00 P.M. Central Daylight Time, and at any adjournment thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. The persons named in the enclosed proxy form will vote the shares for which they are appointed in accordance with the directions of the stockholders appointing them. If the enclosed form of proxy is properly executed and returned, the shares of Common Stock represented thereby will be voted in accordance with the instructions thereon. If no instructions are indicated thereon, such shares will be voted in favor of the actions described in this Proxy Statement and for the election of the nominees set forth under the caption "Election of Directors." Any stockholder giving such a proxy may revoke it at any time before it is exercised.

   Only holders of shares of Common Stock of record at the close of business on June 26, 2000, are entitled to vote at the meeting. On the record date, the Company had outstanding and entitled to vote 4,171,709 shares of Common Stock, each entitled to one vote upon all matters to be acted upon at the meeting. A majority in interest of the outstanding Common Stock represented at the meeting in person or by proxy shall constitute a quorum. The affirmative vote of a plurality of the Common Stock so represented is necessary to elect the nominees for election as directors and the affirmative vote of a majority of the Common Stock so represented, excluding broker non-votes, is necessary to approve and ratify the amendment to the 1994 Stock Option Plan. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If a stockholder, present in person or by proxy, abstains on any matter, the stockholder's Common Stock will not be voted on such matter. Thus, an abstention from voting on any matter has the same legal effect as a vote "against" the matter even though the stockholder may interpret such action differently. Accordingly, except for determining the presence or absence of a quorum for the transaction of business, broker non-votes are not counted for any purpose in determining whether a matter has been approved.

   The principal executive offices of the Company are located at One Bio-logic Plaza, Mundelein, Illinois 60060. The Company expects to mail this Proxy Statement and the accompanying form of proxy on or about June 29, 2000.

                             PRINCIPAL STOCKHOLDERS

   The following table sets forth certain information concerning stock ownership of all persons known by the Company to own beneficially 5% or more of the outstanding shares of the Company's Common Stock, each director of the Company, each executive officer of the Company named under "Executive Compensation" and all officers and directors of the Company as a group as of June 26, 2000:

Name of Beneficial
Holder or Identity                           Amount and Nature of     Percent
     of Group                               Beneficial Ownership(1) of Class(2)
------------------                          ----------------------- -----------
Gabriel Raviv, Ph.D........................          258,430(3)         6.1%
c/o Bio-logic Systems Corp.
One Bio-logic Plaza
Mundelein, IL 60060

Roderick G. Johnson........................                0(4)           *
c/o Bio-logic Systems Corp.
One Bio-logic Plaza
Mundelein, IL 60060

Gil Raviv, Ph.D............................          464,520(5)        10.9%
933 Sutton Drive
Northbrook, IL 60062

Charles Z. Weingarten, M.D.................          186,101(6)         4.4%
c/o Bio-logic Systems Corp.
One Bio-logic Plaza
Mundelein, IL 60060

Bernard Levine, M.D........................          385,143(7)         9.1%
c/o New York Medical Center
Department of Medicine
550 First Avenue
New York, NY 10016

Irving Kupferberg..........................            8,000(8)           *

Craig W. Moore.............................           16,000(9)           *

Albert Milstein............................           40,250(10)          *

Thomas S. Lacy.............................           33,250(11)          *

All officers and directors as a group (8
 persons)..................................        1,006,551(12)       23.7%

-------
(1) Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to the shares of Common Stock shown as beneficially owned by them.
(2) Determined on the basis of 4,171,709 shares of Common Stock issued and outstanding, except that shares underlying stock options which are exercisable within 60 days are deemed to be outstanding for purposes of determining the percentage owned by holders of such options.
(3) Includes (i) 5,000 shares underlying immediately exercisable options and
    (ii) 30,000 shares owned by Gabriel Raviv as Trustee for the Gil Raviv Family Trust. Does not include (i) 159,000 shares owned by Gil Raviv as Trustee for the Gabriel Raviv Family Trust, (ii) 210,125 shares owned by Gabriel Raviv's wife, as to which Dr. Raviv disclaims beneficial ownership, and (iii) 48,000 shares underlying options which are not exercisable within 60 days.
(4) Excludes 100,000 shares underlying options, which are not exercisable within 60 days.
(5) Includes (i) 5,000 shares underlying immediately exercisable options and
    (ii) 159,000 shares owned by Gil Raviv as Trustee for the Gabriel Raviv Family Trust. Does not include (i) 30,000 shares owned by Gabriel Raviv as Trustee for the Gil Raviv Family Trust, (ii) 2,750 shares owned by Gil Raviv's wife, as to which
    Dr. Raviv disclaims beneficial ownership, and (iii) 5,500 shares underlying options which are not exercisable within 60 days.

(6) Includes 12,500 shares underlying immediately exercisable options, but excludes 5,500 shares underlying options which are not exercisable within 60 days.

(7) Based on a Schedule 13D filed by Dr. Levine.
(8) Includes 3,000 shares underlying immediately exercisable options, but excludes 5,500 shares underlying options which are not exercisable within 60 days.

(9) Includes 16,000 shares underlying immediately exercisable options, but excludes 7,500 shares underlying options which are not exercisable within 60 days.

(10) Includes 3,000 shares underlying immediately exercisable options, but excludes 5,500 shares underlying options which are not exercisable within 60 days.

(11) Includes 33,250 shares underlying immediately exercisable options, but excludes 8,750 shares underlying options which are not exercisable within 60 days.

(12) Includes 77,750 shares underlying immediately exercisable options, but excludes 186,250 shares underlying options which are not exercisable within 60 days.

                             ELECTION OF DIRECTORS

   The Board of Directors is divided into three classes. One class is elected each year to hold office for a three-year term and until their successors are duly elected and qualified. The term of office of the current Class II directors expires at the 2000 Annual Meeting. The accompanying form of proxy will be voted for the election as director of the three Class II nominees listed below, who are now directors, unless the proxy contains contrary instructions. Management has no reason to believe that the nominees should become unable or unwilling to serve as directors. However, if the nominees should become unable or unwilling to serve as directors, the proxy will be voted for the election of such person or persons as shall be designated by the directors.

Class II nominees with terms expiring at the 2000 Annual Meeting:

   Gil Raviv (44) has been a director of the Company since its inception in March 1979 and was Executive Vice President from July 1984 until his resignation effective as of January 1, 1993. Dr. Raviv has been President of Snap Laboratories Inc., an apnea and snoring analysis business, since October 1993. Dr. Raviv received his Ph.D. in Electrical Engineering and Computer Sciences from Northwestern University and his M.S. in Physics from the Hebrew University, Jerusalem, Israel. Gil Raviv and Gabriel Raviv are brothers.

   Irving Kupferberg (73) has been a director of the Company since 1983 and has been President of Goldkup Investments, Inc., a firm specializing in packaging investments and syndications, since January 1986. Prior to his retirement on December 31, 1985, Mr. Kupferberg had been a partner of the public accounting firm of Kupferberg, Goldberg and Neimark since 1955.

   Roderick G. Johnson (51) has been a director of the Company since September 1999 when he was also named President and Chief Operating Officer of the Company. He founded the NeuroCare Group in 1994 and served as Chairman, President and Chief Executive Officer until 1999. From 1992 through 1994, Mr. Johnson served as Chief Executive Officer in Residence at Weiss, Peck & Greer and the Continental Illinois Venture Corporation. In addition, from 1988 through 1991, Mr. Johnson was President and Chief Executive Officer of Domino Amjet, Inc.

Class III nominees with terms expiring at the 2001 Annual Meeting:

   Gabriel Raviv (49) has been a director of the Company since its inception in March 1979. He was Vice President of the Company from March 1979 until February 1981, when he became President and Chief Executive Officer. In September 1999, Dr. Raviv relinquished the role of President retaining the position of Chief Executive Officer. He is an Adjunct Professor at Northwestern University. From October 1975 until January 1981, Dr.

Raviv was the Director of the Clinical Research Instrumentation Laboratory at Evanston Hospital (an affiliate of Northwestern University). Dr. Raviv received his M.S. and Ph.D. degrees in Electrical Engineering and Computer Sciences from Northwestern University. Gabriel Raviv and Gil Raviv are brothers.

   Craig W. Moore (55) has been a director of the Company since 1992 and has been the Chairman of the Board and Chief Executive Officer of Everest Health Care Services Corp., a provider of dialysis to patients with renal failure, since October 1995. From March 1986 through September 1995, Mr. Moore was Executive Vice President of West Suburban Kidney Center, S.C., a renal dialysis business. Mr. Moore has also been President of Continental Health Care, Ltd., an extracorporeal services and supply company, since 1986, and President of New York Dialysis Management, a dialysis management business, since 1990. Mr. Moore has over 21 years of experience in the healthcare industry with American Hospital Supply Corporation, Baxter Healthcare Corporation and his current companies.

Class I directors with terms expiring at the 2002 Annual Meeting:

   Charles Z. Weingarten (61) has been a director of the Company since its inception in March 1979 and was President of the Company from its inception in March 1979 until February 1981 at which time he became Vice President-Medical Products. Dr. Weingarten resigned as Vice President-Medical Products effective August 1995. For more than 22 years, Dr. Weingarten has maintained a private surgical practice. He is an attending physician at Evanston Hospital, Glenbrook Hospital and Swedish Covenant, all located in the Chicago area. Dr. Weingarten is also an Assistant Professor at Northwestern Medical School. Dr. Weingarten received his M.D. degree from Tulane University Medical School and was certified by the American Board of Otolaryngology in 1969.

   Albert Milstein (53) has been a director of the Company since 1984 and has been a partner with the law firm of Winston & Strawn since 1978. Winston & Strawn renders legal services to the Company.

   The Board of Directors met four times during fiscal 2000. Each of the directors attended at least 75 percent of the aggregate of all meetings of (i) the Board of Directors and (ii) the committees thereof on which such director served, held during their terms. The Board of Directors has an Audit Committee. The Company does not have a Compensation Committee or a Nominating Committee. The functions of the Audit Committee, which currently consists of Craig Moore and Irving Kupferberg, include the selection of the independent public accountants, the review of the annual audit, the approval of non-audit professional services performed by such accountants and the review of the scope and adequacy of the Company's internal accounting controls. The Audit Committee met twice during fiscal 2000. In June 1994, the Board of Directors established a Stock Option Committee, consisting of Irving Kupferberg and Albert Milstein, to administer the Company's 1994 Stock Option Plan (the "Plan.")

                             DIRECTOR COMPENSATION

   Directors who are not salaried officers of the Company received fees of approximately $2,500 per meeting during fiscal 2000. Directors have also received, and future directors will be entitled to receive, certain stock options under the Plan. On August 19, 1999, each of the Company's current directors, except for Mr. Johnson, received an automatic grant of director options to purchase 2,500 shares at an exercise price of $4.75 per share.

   Due to the Plan rule that no more than 100,000 shares of common stock may be subject to options granted to any one person in a calendar year, Mr. Johnson did not receive an initial grant of director options to purchase 3,000 shares when he joined the Board in September 1999.

                            EXECUTIVE COMPENSATION

   The following summary compensation table sets forth the aggregate compensation paid or accrued by the Company to the Chief Executive Officer and each other executive officer whose cash compensation exceeded

$100,000 during the fiscal year ended February 29, 2000 (the "named executive officers"), for services rendered during the fiscal years ended February 29, 2000, February 28, 1999 and February 28, 1998:

                           Summary Compensation Table


                                                     Annual Compensation
                                                  -----------------------------
                                                                    All Other
Name and Principal Position                       Year  Salary     Compensation
---------------------------                       ---- --------    ------------
Gabriel Raviv, Ph.D.............................. 2000 $215,874      $10,662(1)
 Chairman and Chief                               1999 $208,735      $13,918(2)
 Executive Officer                                1998 $198,795      $ 7,595(3)

Roderick G. Johnson.............................. 2000 $ 68,061(4)   $ 3,584(5)
 President and Chief
 Operating Officer

Thomas S. Lacy................................... 2000 $159,556      $ 8,423(6)
 Vice President                                   1999 $157,962      $ 7,679(7)
 Sales & Marketing                                1998 $143,028      $ 7,955(8)

--------
(1) Represents $4,240 paid by the Company for Dr. Raviv's automobile, a $1,422 split dollar life insurance premium paid by the Company for the benefit of Dr. Raviv and a $5,000 matching contribution made on behalf of Dr. Raviv by the Company to a profit sharing plan (the "401(k) Plan") under Section 401(k) of the Internal Revenue Code of 1986, as amended. As of February 29, 2000, the amount deemed loaned to Dr. Raviv under the split dollar life insurance policy aggregated $291,005.
(2) Represents $7,167 paid by the Company for Dr. Raviv's automobile, a $1,951 split dollar life insurance premium paid by the Company for the benefit of Dr. Raviv and a $4,800 matching contribution made on behalf of Dr. Raviv by the Company to the 401(k) Plan.
(3) Represents $2,513 paid by the Company for Dr. Raviv's automobile, a $1,882 split dollar life insurance premium paid by the Company for the benefit of Dr. Raviv and a $3,200 matching contribution made on behalf of Dr. Raviv by the Company to the 401(k) Plan.
(4) Represents amount earned from September 1999 when Mr. Johnson joined the Company.
(5) Represents life insurance premium paid by the Company for the benefit of Mr. Johnson.
(6) Represents $3,570 paid by the Company for Mr. Lacy's automobile and a $4,853 matching contribution made on behalf of Mr. Lacy by the Company to the 401(k) Plan.
(7) Represents $3,570 paid by the Company for Mr. Lacy's automobile and a $4,109 matching contribution made on behalf of Mr. Lacy by the Company to the 401(k) Plan.
(8) Represents $3,570 paid by the Company for Mr. Lacy's automobile and a $4,385 matching contribution made on behalf of Mr. Lacy by the Company to the 401(k) Plan.

   The following table sets forth certain information with respect to individual grants of stock options during the fiscal year ended February 29, 2000 to each of the named executive officers:

                     Option/SAR Grants in Last Fiscal Year

                               Individual Grants


                                                % of Total
                                               Options/SARs Exercise
                                                Granted to  or Base
                                  Options/SARs Employees in  Price   Expiration
Name                              Granted (#)  Fiscal Year   ($/Sh)     Date
----                              ------------ ------------ -------- ----------
Gabriel Raviv....................    22,500       12.03%     $3.15    08/19/04
Roderick G. Johnson..............   100,000       53.48%     $7.13    09/21/09
Thomas S. Lacy...................     3,000        1.60%     $3.00    04/09/09

   The following table sets forth certain information with respect to each exercise of stock options during the fiscal year ended February 29, 2000 by the named executive officers and the number and value of unexercised options held by the named executive officers as of February 29, 2000.

    Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End
                               Option/SAR Values

                          Shares
                         Acquired            Number of Unexercised   Value of Unexercised In-
                            on     Value    Options/SARs at Fiscal   the-Money Options/SARs at
                         Exercise Realized         Year-End               Fiscal Year-End
Name                       (#)      ($)    Exercisable/Unexercisable Exercisable/Unexercisable
----                     -------- -------- ------------------------- -------------------------
Gabriel Raviv, Ph.D.....  59,500  $212,953       5,000/48,000             $14,438/183,598
Roderick G. Johnson.....       0        $0         0/100,000                $0/712,500
Thomas S. Lacy..........       0        $0       33,250/8,750             $95,719/30,281

                                  PROPOSAL 2

                         APPROVAL AND RATIFICATION OF
                  THE AMENDMENT TO THE 1994 STOCK OPTION PLAN

   The Company maintains the Plan in order to motivate, retain and attract those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends. In June 2000, the Board of Directors of the Company adopted an amendment to the Plan to increase the authorized number of shares available for option grants pursuant to the Plan from 850,000 to 1,600,000 and to increase the number of annual option grants to directors from 2,000 to 2,500 (the "Plan Amendment"). The Board of Directors is requesting and recommends to the stockholders ratification and approval of the Plan Amendment so that an adequate supply of authorized unissued shares of Common Stock will be reserved for issuance for option grants in order to ensure the attraction of new and retention of existing executive personnel, key employees, directors, consultants and advisors and to provide additional incentive by permitting such individuals to participate in the ownership of the Company.

   The following summary of the Plan, including the Plan Amendment, is qualified in its entirety by the specific language of the Plan, a copy of which is available from the Company upon request. The Plan was adopted by the Board of Directors in June 1994 and ratified by the Company's stockholders in August 1994, amended by the Board of Directors in May 1995 which amendment was ratified by the Company's stockholders in August 1995, and again amended by the Board of Directors in May 1997 which amendment was ratified by the Company's stockholders in August 1997.

Options

   The Plan provides for the grant of incentive stock options intended to qualify as such under Section 422 of the Internal Revenue Code of 1986, as amended ("incentive options"), and non-qualified stock options which do not so qualify ("non-qualified options") to officers, directors, employees, consultants and advisors of the Company. The Plan, which expires in June 2004, is administered by the Board of Directors or the Stock Option Committee of the Board of Directors, provided, however, that with respect to "officers" and "directors," as such terms are defined for the purposes of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 ("Rule 16b-3"), such Stock Option Committee shall consist of "non-employee" directors as defined in Rule 16b-3, but only if at least two directors meet the criteria of "'non-employee" directors as defined in Rule 16b-3. The purposes of the Plan are to ensure the retention of existing executive personnel, key employees, directors, consultants and advisors and to provide additional incentive by permitting such individuals to participate in the ownership of the Company, and the criteria to be utilized by the Board of Directors or Stock Option Committee in granting options pursuant to the Plan will be consistent with these purposes. The Plan provides for automatic grants of options to directors in the manner set forth below under "Directors' Options."

   Options granted under the Plan may be either incentive options or non-qualified options. Incentive options granted under the Plan are exercisable for a period of up to 10 years from the date of grant at an exercise price which is not less than the fair market value of the Common Stock on the date of the grant, except that the term of an incentive option granted under the Plan to a stockholder owning more than 10% of the outstanding Common Stock may not exceed five years and its exercise price may not be less than 110% of the fair market value of the Common Stock on the date of the grant. To the extent that the aggregate fair market value, as of the date of grant, of the shares for which incentive options become exercisable for the first time by an optionee during the calendar year exceeds $100,000, the portion of such option which is in excess of the $100,000 limitation will be treated as a non-qualified option. The aggregate number of shares of Common Stock that may be subject to options granted to any person in a calendar year shall not exceed 100,000 shares of Common Stock. Options granted under the Plan to officers, directors or employees of the Company may be exercised only while the optionee is employed or retained by the Company or within 90 days of the date of termination of the employment relationship or directorship. However, options that are exercisable at the time of termination by reason of death or permanent disability of the optionee may be exercised within 12 months of the date of termination of the employment relationship or directorship. Upon the exercise of an option, payment may be made by cash or, if provided in the option agreement, in shares of the Company's Common Stock having a fair market value equal to the exercise price of the options, or by any other means that the Board of Directors or the Stock Option Committee determines. No option may be granted under the Plan after June 2004.

   Options may be granted only to such employees, officers and directors of, and consultants and advisors to, the Company or any subsidiary of the Company as the Board of Directors or the Stock Option Committee shall select from time to time in its sole discretion, provided that only employees of the Company or a subsidiary of the Company shall be eligible to receive incentive options. The number of employees, officers and directors of the Company eligible to receive grants under the Plan is approximately 135 persons. The number of consultants and advisors to the Company eligible to receive grants under the Plan is not determinable. An optionee may be granted more than one option under the Plan. The Board of Directors or the Stock Option Committee will, in its discretion, determine (subject to the terms of the Plan) who will be granted options, the time or times at which options shall be granted, and the number of shares subject to each option, whether the options are incentive options or non-qualified options, and the manner in which options may be exercised.

Directors' Options

   The provisions of the Plan provide for the automatic grant of stock options to purchase shares of Common Stock ("Director Options") to directors of the Company. Future directors of the Company will be granted a Director Option to purchase 3,000 shares of Common Stock on the date that such person is first elected or appointed a director ("Initial Director Option"). In addition, on the day immediately following the date of the annual meeting of stockholders, each director is granted a Director Option to purchase 2,500 shares of Common

Stock ("Automatic Grant"), other than directors who received an Initial Director Option since the last Automatic Grant, on the day immediately following the date of each annual meeting of shareholders, as long as such director is a member of the Board of Directors. The exercise price for each share subject to a Director Option is equal to the fair market value of the Common Stock on the date of grant, except for directors who receive incentive options and who own more than 10% of the outstanding Common Stock, in which case the exercise price shall be not less than 110% of the fair market value on the date of grant. Director Options are exercisable in four equal annual installments and expire the earlier of 10 years after the date of grant or 90 days after the termination of the director's service on the Board of Directors, except for directors who receive incentive options and who own more than 10% of the outstanding Common Stock, in which case such options will expire the earlier of 5 years after the date of grant or 90 days after the termination of the director's service on the Board of Directors.

Proposed Amendment

   The Board has approved an increase in (i) the number of shares of Common Stock available for issuance under the Plan from 850,000 shares to 1,600,000 shares and (ii) the number of director options subject to Automatic Grant from 2,000 to 2,500 shares. The following table reflects, as of June 26, 2000, the aggregate number of options granted prior to June 26, 2000, the number of options exercised, the number of shares currently subject to outstanding options and the number of shares available for issuance in connection with the grant of future options to purchase shares under the Plan.

      Options Granted                   Shares Subject to      Shares Available
          (Net of          Options         Outstanding        for Grant of Future
       Forfeitures)       Exercised          Options                Options
      ---------------     ---------     -----------------     -------------------
          697,723          269,098           428,625                152,277

   Other than the increase in the Director Options, the proposed amendment will not result in new benefits accruing to the named executive officers. In addition, the number of shares underlying options that could be granted to the named executive officers and other Company employees if this proposal is approved is indeterminable at this time.

   The affirmative vote of persons holding at least a majority of the outstanding shares is required for approval of the amendment to the Plan.

              EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
                      AND CHANGE IN CONTROL ARRANGEMENTS

   In May 1986, the Company entered into an employment agreement with Gabriel Raviv, Ph.D. The agreement is for two-year renewable periods and provides for a salary with annual cost of living or other adjustments, benefits and bonuses as the Board of Directors may determine which, during fiscal 2000, aggregated $221,536. The agreement provides for Dr. Raviv's right to terminate his employment upon any change in control of the Company and to receive upon such termination compensation approximately equal to three times the present value of the average annual compensation received by Dr. Raviv during the five years preceding the year in which the change in control occurs, less any compensation arising out of any stock option or the value of life insurance policies transferred to Dr. Raviv upon such termination. The agreement includes confidentiality and nondisclosure provisions and covenants not to compete for one year after termination of employment.

   In September 1999, the Company entered into an employment agreement with Roderick G. Johnson. The agreement is for an initial term of three years and is renewable for successive one-year terms thereafter, and provides for a salary to be reviewed at least annually by the Board of Directors, as well as benefits and bonuses as the Board of Directors may determine which, during fiscal 2000, aggregated $71,645. The agreement provides for the payment of one and one-half years of base salary as defined, as well as certain expenses, bonuses and benefits in the event of termination without cause by the Company. The agreement further provides for the payment of three times base salary should certain actions occur as a result of a change in control of the Company. The agreement includes confidentiality and non-disclosure provisions and covenants not to compete for eighteen months after termination of employment.

   In connection with his appointment as Vice President, Sales & Marketing of the Company in January 1994, the Company agreed to pay to Thomas S. Lacy a severance payment equal to six months salary if his employment with the Company is terminated at any time, such severance payment to be based upon his minimum annual salary at the time of any such termination.

                         COMPLIANCE WITH SECTION 16(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Based solely on the Company's review of such forms furnished to the Company, the Company believes that all filing requirements applicable to the Company's executive officers, directors and greater than 10% beneficial owners were complied with, except for a Form 4 for Irving Kupferberg reporting the exercise of options which was filed two months late.

                                    GENERAL

   Grant Thornton LLP served as the Company's independent auditors for the fiscal year ended February 29, 2000. A representative of Grant Thornton LLP will be present at the Annual Meeting with the opportunity to make a statement, if he desires to do so, and will be available to respond to appropriate questions. The Board of Directors of the Company has designated Grant Thornton LLP as independent auditors for the current fiscal year.

   The management of the Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the meeting. If any other matters should properly come before the meeting, proxies will be voted on these other matters in accordance with the best judgment of the persons appointed to vote the proxies.

   The Company will bear the cost of preparing, assembling and mailing all proxy materials which may be sent to the stockholders in connection with this solicitation. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies, for no additional compensation, by telephone. The Company does not expect to pay any compensation for the solicitation of proxies.

   The Annual Report of the Company for the fiscal year ended February 29, 2000 is being mailed with this proxy statement to stockholders entitled to vote at the meeting. A copy of the Company's Annual Report on Form 10-KSB for its fiscal year ended February 29, 2000, as filed with the Securities and Exchange Commission, will be furnished without charge to any stockholder upon written request to Bio-logic Systems Corp., One Bio-logic Plaza, Mundelein, Illinois 60060, Attn: Investor Relations.

                             STOCKHOLDER PROPOSALS

   All proposals of stockholders intended to be presented at the Company's next Annual Meeting of Stockholders must be received at the Company's executive office no later than February 28, 2001, for inclusion in the proxy statement and form of proxy related to that meeting.

                                          By Order of the Board of Directors

                                          /s/ Gabriel Raviv
                                          Gabriel Raviv, Ph.D.,
                                          Chairman and Chief Executive Officer

Dated: June 29, 2000

PROXY                       BIO-LOGIC SYSTEMS CORP.                        PROXY

                              One Bio-Logic Plaza
                           Mundelein, Illinois 60060

          The Proxy is solicited on behalf of the Board of Directors

The undersigned stockholder of Bio-logic Systems Corp. a company organized under the laws of the State of Delaware, hereby appoints Gil Raviv, Irving Kupferberg and Roderick G. Johnson as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated on the reverse side of this Proxy Card, all the shares of Common Stock of Bio-logic Systems Corp. held of record by the undersigned on June 26, 2000 at the Annual Meeting of Stockholders to be held on August 17, 2000, at 4:00 P.M. Central Daylight Time or at any adjournment thereof.

            (Continued, and to be signed and dated on reverse side)

                                                                     SEE REVERSE
                                                                         SIDE

                                   Bio-Logic


              . Please Detach and Mail in the Envelope Provided .

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__________________________________________________________________________________________________________________
                                                                                                 |
A  [X]   Please mark your                                                                        |
         votes as in this                                                                        |
         example.                                                                                |________


                        WITHHOLD
                 FOR    AUTHORITY                                                           FOR   AGAINST  ABSTAIN
  1.  To elect   [ ]       [ ]    Nominees:  Gil Raviv            2. To approve and ratify  [ ]     [ ]      [ ]
                                             Irving Kupferberg       the amendment to the Company's
  (Instructions: To withhold                 Roderick G. Johnson     1994 Stock Option Plan.
  authority for any individual
  nominee, write that nominee's
  name on the line provided below.)                               3. In their discretion, the proxies are
                                                                     authorized to vote upon such other business
  __________________________________                                 as may properly come before the meeting.

                                                                                       Check here for  [ ]
                                                                                       address change

                                                                                NEW ADDRESS______________________

                                                                                _________________________________

                                                                                _________________________________

                                                                                _________________________________

                                                                THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED
                                                                IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
                                                                STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
                                                                WILL BE VOTED FOR THE NOMINEES LISTED ABOVE AND
                                                                FOR PROPOSAL 2.

                                                                Date sign and return the Proxy card promptly
                                                                using the enclosed envelope.

SIGNATURE(S)_______________________________  DATE_____________  _______________________________  DATE____________
                                                                   Signature, If Held Jointly

NOTE: Where shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such. If a corporation, please sign in full corporate name by
President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

__________________________________________________________________________________________________________________
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